Exhibit 10.41

THIS DEED	made the 30 day of October 2008.

BETWEEN	LIONEL CRANSTON JOYCE and KEVIN GEORGE OGLES
(as trustees of the First Five Trust)

AND	PUREDEPTH INCORPORATED LIMITED

DEED OF VARIATION OF LEASES AND RENT REVIEWS

KEVIN OGLES & ASOCIATES
LAWYERS
ROYAL OAK
AUCKLAND

DEED OF VARIATION OF LEASE AND RENT REVIEW

THIS DEED	made the 30 day of October 2008.

BETWEEN	LIONEL CRANSTON JOYCE and KEVIN GEORGE OGLES
both of Auckland as trustees of The First Five Trust ("the Landlord")

AND	PUREDEPTH INCORPORATED LIMITED at Auckland
("the Tenant")

BACKGROUND

A.
By Deed of Lease dated the 31st day of May 2006 the Landlord granted a lease to the Tenant for a term of four years as from the 1st day of November 2004 and expiring on the 31st day of October 2008 for the premises comprising Unit G, 24 Morrin Road, Mt Wellington ("the First Lease").

B.
By Deed of Lease dated the 31st day of May 2006 the Landlord granted a lease to the Tenant for a term of three years and twenty one days as from the 10th day of October 2005 and expiring on the 31st day of October 2008 for the premises comprising Unit F, 24 Morrin Road, Mt Wellington ("the Second Lease").

C.	The initial lease terms for each of the First Lease and the Second Lease expire as at 31 October 2008, and upon renewal, are subject to rent and review provisions as at 01st November 2008.

D.	The First Lease and the Second Lease provide for rights of renewal as from 01 November 2008 for a period of six years in each case.

E.
By Deed of Variation of Lease dated 11 January 2008 ("the Variation") the rent review provisions in the Second Lease were varied to provide for rent reviews on the 01st day of November in each of 2007, 2009, 2011 and 2013.

F.	The Tenant wishes to renew the First Lease and the Second Lease but on varied renewal terms providing for two terms of three years instead of one term of six years, to which the Landlord has agreed.

G.
The parties also wish to vary the rent review provisions in the First Lease and the Second Lease (as varied by the Variation) so as to give effect to a rent review for both premises concurrent with this lease renewal and for the subsequent rent review dates to be 01st November in each of 2010 and 2012.

NOW THIS DEED WITNESSETH:

1.
In consideration of the sum of $1.00 the Landlord agrees to vary the First Lease and the Second Lease by varying the renewal term to two terms each of three years, the first renewed term commencing on 01st November 2008 and expiring on 31st October 2011 and the second term commencing 01st November 2011 (if exercised) and expiring 31st October 2014.

2.
The rent review dates provided for in the First Lease and the Second Lease (as varied by the Variation) shall be varied to 01st November in each of 2008, 2010 and 2012.  There shall not be any right to review the rent for either premise as at the lease renewal date of 01st November 2011.

3.
The rental payable for the three year term commencing 01st November 2008 shall be $37,750.00 (plus GST) per annum in respect of the First Lease and $35,000.00 (plus GST) per annum in respect of the Second Lease, payable by calendar monthly installments in advance on the 01st day of each month during the renewed terms of the First Lease and the Second Lease.

4.	The Landlord releases K ONE W ONE LIMITED from the covenants in the First Lease, the Second Lease and the Variation and all and any claims existing or arising later in respect thereto.

5.	The costs of preparation and execution of this Deed shall be paid by the Tenant.

6.	In all other respects the terms and conditions of the First Lease and the Second Lease are hereby confirmed.

7.
The expressions "the Landlord" and "the Tenant" where used in this Deed shall be deemed to include where appropriate the executors, administrators, successors and assigns of the Landlord and the Tenant.  All covenants herein expressed shall be joint and several.

IN WITNESS WHEREOF these presents have been executed the date hereinbefore written.

EXECUTED by the Landlord                         )
LIONEL CRANSTON JOYCE and                )
KEVIN GEORGE OGLES                                )
in the presence of:                                          )

EXECUTED by the Tenant                                              )
PUREDEPTH INCORPORATED LIMITED                  )
in the presence of:

DEED OF LEASE

DEED	made the 31 day of May 2006

LANDLORD	Lionel Cranston JOYCE and Kevin George OGLES as trustees of the First Five Trust

TENANT	PureDepth Incorporated Limited

GUARANTOR	K One W One Limited at Auckland

THE LANDLORD leases to the Tenant and the Tenant takes on lease the premises and the carparks (if any) described in the First Schedule together with the right to use:

a)	The Landlord's fixtures and fittings contained in the premises.
b)	The common areas of the property.

FOR the term from the commencement date and at the annual rent (subject to review if applicable) as set out in the First Schedule.

THE LANDLORD AND THE TENANT covenant as set out in this Second Schedule.

THE GUARANTOR covenants with the Landlord as set out in the Third Schedule.

SIGNED by the Landlord*

in the presence of:	_____________________________
Signature of Landlord

_____________________________	_____________________________
Witness Signature	Print Full Name
(For a Company Specify Description
_____________________________	Director/Attorney/Authorised Signatory)
Witness Name

_____________________________	_____________________________
Witness Occupation	Signature of Landlord

_____________________________	_____________________________
Witness Address	Print Full Name
(For a Company Specify Description
Director/Attorney/Authorised Signatory)

*If appropriate add:
"by its director(s)" OR "by its duly appointed attorney"

Note:
This document must be executed by a company according to its Constitution.  If two directors sign, no witnessing is necessary.  If only one director or a director and secretary or authorised signatory(ies) or attorney sign, signatures must be witnessed.

SIGNED by the Tenant*

in the presence of:	_____________________________
Signature of Tenant

_____________________________	_____________________________
Witness Signature	Print Full Name
(For a Company Specify Description
_____________________________	Director/Attorney/Authorised Signatory)
Witness Name

_____________________________	_____________________________
Witness Occupation	Signature of Tenant

_____________________________	_____________________________
Witness Address	Print Full Name
(For a Company Specify Description
Director/Attorney/Authorised Signatory)

SIGNED by the Guarantor*

in the presence of:	_____________________________
Signature of Guarantor

_____________________________	_____________________________
Witness Signature	Print Full Name
(For a Company Specify Description
_____________________________	Director/Attorney/Authorised Signatory)
Witness Name

_____________________________	_____________________________
Witness Occupation	Signature of Guarantor

_____________________________	_____________________________
Witness Address	Print Full Name
(For a Company Specify Description
Director/Attorney/Authorised Signatory)

*If appropriate add:

"by its director(s)" OR "by its duly appointed attorney"

Note:
This document must be executed by a company according to its Constitution.  If two directors sign, no witnessing is necessary.  If only one director or a director and secretary or authorised signatory(ies) or attorney sign, signatures must be witnessed.

FIRST SCHEDULE

PREMISES:	Unit F, 24 Morrin Road, Mt Wellington as comprised in Certificate of Title NA57522 and as hatched in red on the attached plan

CARPARKS:	AU18, AU19 and AU20 and the area marked HCP hatched blue on the attached plan comprising a total of five (5) carparks.

TERM:	Three (3) years and twenty one days

COMMENCEMENT DATE:	10 October 2005

RIGHTS OF RENEWAL:	One (1) further term of six (6) years

RENEWAL DATES:	1st November 2008

FINAL EXPIRY DATE:	31 October 2014

ANNUAL RENT:	Premises:	$30,500.00	plus GST
(Subject to review if applicable)	Carparks:	$Nil	plus GST

	TOTAL	$30,500.00	plus GST

MONTHLY RENT:		$2,541.67	plus GST

RENT PAYMENT DATES:	The 10th day of each month commencing on the 10th day of November 2005
(subject to the Tenant having paid the deposit of $2,859.37 (including GST)
RENT REVIEW DATES:	(a) Each renewal date;
(Delete where appropriate: if neither	OR
option is deleted, then option (a) applies	(b) (Insert dates):	1st November in each of 2008, 2010, 2012 subject to the rent for the two year term commencing 10th October 2008 being $32,500.00 per annum plus GST

PROPORTION OF OUTGOINGS: (clause 3.1)	14.51%

DEFAULT INTEREST RATE: (clause 5.1)	12.0% per annum

IMPROVEMENTS RENT PERCENTAGE: (clause 21.2)	10.0%

BUSINESS USE:  (clause 16.1)  Administration, research, development and assembly of video screens.

LANDLORD'S INSURANCE: (clause 23.1)	(a)	Full replacement and reinstatement (including loss damage or destruction of windows and other glass);

(Delete where appropriate: if neither option is deleted,	OR
then option (a) applies)
(b)	Indemnity to full insurable value (including loss damage or destruction of windows and other glass).

OUTGOINGS
(clause 3)

1.           Rates or levies payable to any local or territorial authority.
2.	Charges for water gas electricity telephones and other utilities or services, including line charges.
3.	Rubbish collection charges.
4.	New Zealand Fire Service charges and the maintenance charges in respect of all fire detection and fire fighting equipment.
5.	Insurance premiums and related valuation fees and any insurance excess in respect of a claim but not exceeding $500 (clause 23).
6.	Service contract charges for air conditioning, lifts, other building services and security services.
7.
Cleaning maintenance and repair charges including charges for repainting, decorative repairs and the maintenance and repair of building services to the extent that such charges do not comprise part of the cost of a service maintenance contract, but excluding charges for structural repairs to the building (minor repairs to the roof of the building shall not be a structural repair), and charges being the Landlords cost pursuant to clause 47.

8.	The provisioning of toilets and other shared facilities.
9.	The cost of ground maintenance i.e. lawns, gardens and planted areas including plant hire and replacement, and the cost of repair of fences.
10.	Yard and car parking area maintenance and repair charges but excluding charges for structural repairs to any car parking area of the building.
11.	Body Corporate charges for insurance premiums and related valuation fees and management administration expenses.
12.	Management expenses.
13.
The costs incurred and payable by the Landlord in supplying to the territorial authority a building warrant of fitness and obtaining reports as required by Section 108 and 110 of the Building Act 2004.

SECOND SCHEDULE

TENANT'S PAYMENTS

Rent

1.1
THE Tenant shall pay the annual rent by equal monthly payments in advance (or as varied pursuant to any rent review) on the rent payment dates.  The first monthly payment (together with rent calculated on a daily basis for any period from the commencement date of the term to the first rent payment date) shall be payable on the first rent payment date.  All rent shall be paid without any deductions or set-off by direct payment to the Landlord or as the Landlord may direct.

Rent Review

2.1	THE annual rent payable as from each rent review date shall be determined as follows:

(a)
Either party may not earlier than 3 months prior to a rent review date and not later than the next rent review date give written notice to the other party specifying the annual rent proposed as the current market rent as at the relevant rent review date.

(b)
If the party receiving the notice ("the Recipient") gives written notice to the party giving the notice ("the Initiator") within 1 month after service of the Initiator's notice disputing the annual rent proposed and specifying the annual rent proposed by the Recipient as the current market rent, then the new rent shall be determined in accordance with clause 2.2.

(c)
If the Recipient fails to give such notice (time being of the essence) the Recipient shall be deemed to have accepted the annual rent specified in the Initiator's notice and the extension of time for commencing arbitration proceedings contained in the Arbitration Act 1996 shall not apply.

(d)
Notwithstanding any other provision of this clause, the annual rent payable as from the relevant rent review date shall not be less than the annual rent payable as at the commencement date of the then current lease term.

(e)
The annual rent agreed, determined or imposed pursuant to this clause shall be the annual rent payable as from the relevant rent review date, or the date of service of the Initiator's notice if such notice is served later than 3 months after the relevant rent review date but subject to clause 2.3 and 2.4.

(f)	The rent review at the option of either party may be recorded in a Deed.

Rent Determinations

2.2
IMMEDIATELY following service of the Recipient's notice on the Initiator, the parties shall endeavour to agree upon the current market rent, but if agreement is not reached within 14 days then the new rent may be determined either:

(a)	By one party giving written notice to the other requiring the new rent to be determined by arbitration; or

(b)	If the parties so agree by registered valuers acting as experts and not as arbitrators as follows:

(1)	Each party shall appoint a valuer and give written notice of the appointment to the other party within 14 days of the parties agreeing to so determine the new rent;

(2)
If the party receiving a notice fails to appoint a valuer within the 14 day period then the valuer appointed by the other party shall determine the new rent and such determination shall be binding on both parties;

(3)	The valuers appointed before commencing their determination shall appoint a third expert who need not be a registered valuer;

(4)	The valuers appointed by the parties shall determine the current market rent of the premises but if they fail to agree then the rent shall be determined by the third expert;

(5)
Each party shall be given the opportunity to make written or oral representations subject to such reasonable time and other limits as the valuers or the third expert may prescribe and they shall have regard to any such representations but not be bound thereby.

When the new rent has been determined the person or persons determining the same shall give written notice thereof to the parties.  The notice shall provide as to how the costs of the determination shall be borne and such provision shall be binding on the parties.

Interim Rent

2.3
PENDING determination of the new rent, the Tenant shall from the relevant rent review date, or the date of service of the Initiator's notice if such notice is served later than 3 months after the relevant rent review date, until the determination of the new rent pay an interim rent as follows:

(a)	If both parties supply a registered valuer's certificate substantiating the new rents proposed, the interim rent payable shall be half way between the new rents proposed by the parties; or

(b)	If only one party supplies a registered valuer's certificate, the interim rent payable shall be the rent substantiated by the certificate; or

(c)	If no registered valuer's certificates are supplied, the interim rent payable shall be the rent payable immediately prior to the relevant rent review date:

but in no circumstances shall the interim rent be less than the rent payable as at the commencement date of the then current lease term.

The interim rent payable shall be determined as at the relevant rent review date, or the date of service of the Initiator's notice if such notice is served later than 3 months after the relevant rent review date and, subject to clause 2.4, shall not be subject to adjustment.

2.4
UPON determination of the new rent, any overpayment shall be applied in payment of the next month's rent and any amount then remaining shall immediately be refunded to the Tenant.  Any shortfall in payment shall immediately be payable by the Tenant.

Outgoings

3.1
THE Tenant shall pay the outgoings properly and reasonably incurred in respect of the property which are specified in the First Schedule.  Where any outgoing is not separately assessed or levied in respect of the premises then the Tenant shall pay such proportion thereof as is specified in the First Schedule or if no proportion is specified then such fair proportion as shall be agreed or failing agreement determined by arbitration.

3.2	THE Landlord may vary the proportion of any outgoing payable to ensure that the tenant pays a fair proportion of the outgoing.

3.3
IF any outgoing is rendered necessary by another tenant of the property or that tenant's employees, contractors or invitees causing damage to the property or by another tenant failing to comply with that tenant's leasing obligations, then such outgoing shall not be payable by the Tenant.

3.4	THE outgoings shall be apportioned between the Landlord and the Tenant in respect of periods current at the commencement and termination of the term.

3.5
THE outgoings shall be payable on demand or if required by the Landlord by monthly instalments on each rent payment date of such reasonable amount as the Landlord shall determine calculated on an annual basis.  Where any outgoing has not been taken into account in determining the monthly instalments it shall be payable on demand.

3.6
AFTER the 31st March in each year of the term or such other date in each year as the Landlord may specify, and after the end of the term, the Landlord shall supply to the Tenant reasonable details of the actual outgoings for the year or period then ended.  Any over payment shall be credited or refunded to the Tenant and any deficiency shall be payable to the Landlord on demand.

3.7	THE Tenant's liability to pay outgoings during the term shall subsist notwithstanding the end or earlier termination of the term.

3.8	SUBJECT to clauses 8.1, 16.2 and 21.1 the Tenant shall be liable to pay only those outgoings specified in the First Schedule.

3.9
ANY profit derived by the Landlord and if a company by its shareholders either directly or indirectly from the management of the property shall not comprise part of the management expenses payable as an outgoing.

Goods and Services Tax

4.1
THE Tenant shall pay to the Landlord or as the Landlord shall direct the Goods and Services Tax payable by the Landlord in respect of the rental and other payments payable by the Tenant hereunder.  The tax in respect of the rental shall be payable on each occasion when any rental payment falls due for payment and in respect of any other payment shall be payable upon demand.

4.2
IF the Tenant shall make default in payment of the rental or other moneys payable hereunder and the Landlord becomes liable to pay additional Goods and Services Tax then the Tenant shall on demand pay to the Landlord the additional tax.

Interest on Unpaid Money

5.1
IF the Tenant defaults in payment of the rent or other moneys payable hereunder for 14 days then the Tenant shall pay on demand interest at the default interest rate on the moneys unpaid from the due date for payment to the date of payment.

Costs

6.1
THE Tenant shall pay the Landlord's solicitors reasonable costs of and incidental to the preparation of this lease and any variation or renewal or any Deed recording a rent review, and the Landlord's legal costs (as between solicitor and client) of and incidental to the enforcement or attempted enforcement of the Landlord's rights remedies and powers under this lease.

LANDLORD'S PAYMENTS

Outgoings

7.1
SUBJECT to the Tenant's compliances with the provisions of clause 3 the Landlord shall pay all outgoings in respect of the property not payable by the Tenant direct.  The Landlord shall be under no obligation to minimise any liability by paying any outgoing of tax prior to receiving payment from the Tenant.

MAINTENANCE AND CARE OF PREMISES

Tenant's Obligations

8.1	THE Tenant shall (subject to any maintenance covenant by the Landlord) be responsible to:

(a)	Maintain the premises

In a proper and workmanlike manner and to the reasonable requirements of the Landlord keep and maintain the interior of the premises including the Landlord's fixtures and fittings in the same clean order repair and condition as they were in at the commencement of this lease and will at the end or earlier determination of the term quietly yield up the same in the like clean order repair and condition.  In each case the Tenant shall not be liable for fair wear and tear arising from reasonable use or damage by fire earthquake flood storm act of God inevitable accident or any risk against which the Landlord is insured unless the insurance moneys are rendered irrecoverable in consequence of any act or default of the Tenant or those for whom the Tenant is responsible;

(b)	Breakages and Damage

Pay for the repair of all glass breakages and breakage or damage to all doors windows light fittings and power points of the premises and shall keep that portion of the electrical system of the premises from the switchboard to all power outlets in good operating condition;

(c)	Painting

Paint and decorate those parts of the interior of the premises which have previously been painted and decorated when the same reasonably require repainting and redecoration to a specification as approved by the Landlord;

(d)	Floor coverings

Keep all floor coverings in the premises clean and replace all floor coverings worn or damaged other than by fair wear and tear with floor coverings of a similar quality when reasonably required by the Landlord; and

(e)	Damage or Loss
Make good any damage to the property or loss caused by improper careless or abnormal use by the Tenant or those for whom the Tenant is responsible, to the Landlord's reasonable requirements.

8.2	WHERE the Tenant is leasing all of the property, the Tenant shall:

(a)	Maintain yards and fences
Keep and maintain any surfaced areas and all fences in good order and repair;

(b)	Care of grounds
Keep any grounds yards and surfaced areas in a tidy condition and maintain any garden or lawn areas in a tidy and cared for condition;

(c)	Water and drainage
Keep and maintain the storm or waste water drainage system including downpipes and guttering clear and unobstructed; and

(d)	Other works
Carry out such works to the property as the Landlord may require in respect of which outgoings are payable by the Tenant.

8.3
THE Tenant shall not be liable for the maintenance or repair of any building service the subject of a service maintenance contract but this clause shall not release the Tenant from any obligation to pay for the cost of any such contract or charges in respect of any such maintenance or repair.

8.4
NOTWITHSTANDING any other provision of this lease, the Tenant shall not be liable to repair any inherent defect in the premises or the Landlord's fixtures and fittings nor to pay any outgoings incurred by the Landlord in remedying any inherent defect.

8.5
IF the Landlord shall give the Tenant written notice of any failure on the part of the Tenant to comply with any of the requirements of clause 8.1 or 8.2 the Tenant shall with all reasonable speed so comply.

Toilets

9.1	THE toilets sinks and drains shall be used for their designed purposes only and no substance or matter shall be deposited in them which could damage or block them.

Rubbish Removal

10.1
THE Tenant shall regularly cause all of the Tenant's rubbish and garbage to be removed from the premises and will keep the Tenant's rubbish bins or containers in a tidy condition.  The Tenant will also at the Tenant's own expense cause to be removed all trade waste boxes and other goods or rubbish not removable in the ordinary course by the local authority.

Landlord's Maintenance

11.1	THE Landlord shall keep and maintain the building, all building services, the Landlord's fixtures and fittings, and the car parks in good order and repair but the Landlord shall not be liable for any:

(a)	Repair or maintenance which the Tenant is responsible to undertake; or

(b)
Want of repair or defect in respect of building services, so long as the Landlord is maintaining a service maintenance contract covering the work to be done, or where the building services have not been supplied by the Landlord; or

(c)	Repair or maintenance which is not reasonably necessary for the Tenant's use and enjoyment of the premises and the car parks; or

(d)
Loss suffered by the Tenant arising from any want of repair or defect unless the Landlord shall have received notice in writing thereof from the Tenant and shall not within a reasonable time thereafter have taken appropriate steps to remedy the same.

11.2
THE Landlord shall keep and maintain service maintenance contracts for lifts, air-conditioning and at the Landlord's option any other building services supplied by the Landlord unless it is the obligation of the Tenant to maintain such contracts.

11.3	THE Tenant shall be liable to reimburse the Landlord for the cost of any such repair, maintenance or service contract if it is an outgoing specified in the First Schedule.

Notification of Defects

12.1
THE Tenant shall give to the Landlord prompt notice of any accident to or defect in the premises of which the Tenant may be aware and in particular in relation to any pipes or fittings used in connection with the water electrical gas or drainage services.

Landlord's Right of Inspection

13.1	THE Landlord and the Landlord's employees contractors and invitees may at all reasonable times enter upon the premises to view their condition.

Landlord may Repair

14.1
IF default shall be made by the Tenant in the due and punctual compliance with any repair notice given by the Landlord pursuant to this lease, or if any repairs for which the Tenant is responsible require to be undertaken as a matter of urgency then without prejudice to the Landlord's other rights and remedies expressed or implied the Landlord may by the Landlord's employees and contractors with all necessary equipment and material at all reasonable times enter upon the premises to execute such works.  Any moneys expended by the Landlord in executing such works shall be payable by the Tenant to the Landlord upon demand together with interest thereon at the default interest rate from the date of expenditure to the date of payment.

Access for Repairs

15.1
THE Tenant shall permit the Landlord and the Landlord's employees and contractors at all reasonable times to enter the premises to carry out repairs to the premises or adjacent premises and to install inspect repair renew or replace any services where the same are not the responsibility of the Tenant all such repairs inspections and work to be carried out with the least possible inconvenience to the Tenant.

USE OF PREMISES

Business Use

16.1
THE Tenant shall not without the prior written consent of the Landlord use or permit the whole or any part of the premises to be used for any use other than the business use.  The Landlord's consent shall not be unreasonably or arbitrarily withheld in respect of any proposed use:

(a)	not in substantial competition with the business of any other occupant of the property which might be affected by the use;

(b)	reasonably suitable for the premises; and

(c)	complying with the requirements of the Resource Management Act 1991, or any other statutory provisions relating to resource management.

If any change in use renders any increased or extra premium payable in respect of any policy or policies of insurance on the premises the Landlord as a condition of granting consent may require the Tenant to pay the increased or extra premium.

16.2
IF any change in use requires compliance with Sections 114 and 115 of the Building Act 2004 the Landlord, as a condition of granting consent, may require the Tenant to comply with Sections 114 and 115 of the Act and to pay all compliance costs.

16.3
IF the premises are a retail shop the Tenant shall keep the premises open for business during usual trading hours and fully stocked with appropriate merchandise for the efficient conduct of the Tenant's business.

Lease of Premises and Carparks Only

17.1
THE tenancy shall relate only to the premises and the car parks (if any) and the Landlord shall at all times be entitled to use occupy and deal with the remainder of the property without reference to the Tenant and the Tenant shall have no rights in relation thereto other than the rights of use herein provided.

Neglect of Other Tenant

18.1	THE Landlord shall not be responsible to the Tenant for any act or default or neglect of any other tenant of the property.

Signage

19.1
THE Tenant shall not affix paint or exhibit or permit to be affixed painted or exhibited any name sign name-plate signboard or advertisement of any description on or to the exterior of the building or the appurtenances thereof without the prior approval in writing of the Landlord but such approval shall not be unreasonably or arbitrarily withheld in respect of signage describing the Tenant's business.  If approved the signage shall be secured in a substantial and proper manner so as not to cause any damage to the building or any person and the Tenant shall at the end or sooner determination of the term remove the signage and make good any damage occasioned thereby.

Additions and Alterations

20.1
THE Tenant shall neither make nor allow to be made any alterations or additions to any part of the premises or alter the external appearance of the building without first producing to the Landlord on every occasion plans and specifications and obtaining the written consent of the Landlord (not to be unreasonably or arbitrarily withheld) for that purpose.  If the Landlord shall authorise any alterations or additions the Tenant will at the Tenant's own expense if required by the Landlord at the end or earlier termination of the term reinstate the premises.  If the Tenant fails to reinstate then any costs incurred by the Landlord in reinstating the premises whether in whole or in part, within 6 months of the end or earlier termination of the term shall be recoverable from the Tenant.

20.2
THE Tenant, when undertaking any "building work" to the premises (as that term is defined in the Building Act 2004), shall comply with all statutory requirements including the obtaining of building consents and code compliance certificates pursuant to that Act.

Compliance with Statutes and Regulations

21.1
THE Tenant shall comply with the provisions of all statutes, ordinances, regulations and by-laws relating to the use of the premises by the Tenant or other occupant and will also comply with the provisions of all licences, requisitions and notices issued by any competent authority in respect of the premises or their use by the Tenant or other occupant PROVIDED THAT:

(a)
The Tenant shall not be required to make any structural repairs alterations or additions nor to replace or install any plant or equipment except where required by reason of the particular nature of the business carried on by the Tenant or other occupant of the premises or the number or sex of persons employed on the premises; and

(b)
The Tenant shall not be liable to discharge the Landlord's obligations as owner under the Building Act 2004 unless any particular obligation is the responsibility of the Tenant as an occupier of the premises.

21.2
If the Landlord is obliged by any such legislation or requirement to expend moneys on any improvement addition or alteration to the property then the Landlord shall be entitled to charge up to the next rent review date in addition to the rent an annual sum equal to the Improvements Rent Percentage of the amount so expended by the Landlord and the monthly payments of rent shall increase accordingly from the first day of the month in which such improvement addition or alteration is completed.  If the Landlord would be obliged to expend an unreasonable amount then the Landlord may determine this lease and any dispute as to whether or not the amount is unreasonable shall be determined by arbitration.  In the case of a multi tenancy building, the annual sum payable shall be assessed in respect of a fair proportion of the amount so expended.

No Noxious Use

22.1	THE Tenant shall not:

(a)
bring upon or store within the premises nor allow to be brought upon or stored within the premises any machinery goods or things of an offensive noxious illegal or dangerous nature, or of such weight size or shape as is likely to cause damage to the building or any surfaced area;

(b)
contaminate the property and shall undertake all works necessary to remove any contamination of the property other than contamination not caused by the Tenant or which took place prior to the commencement date of the lease term.  Contamination means any change to the physical chemical or biological condition of the property by a "contaminant" as that word is defined in the Resource Management Act 1991;

(c)	use the premises or allow them to be used for any noisome noxious illegal or offensive trade or business; or

(d)
allow any act or thing to be done which may be or grow to be a nuisance disturbance or annoyance to the Landlord, other tenants of the property, or any other person, and generally the Tenant shall conduct the Tenant's business upon the premises in a clean quiet and orderly manner free from damage nuisance disturbance or annoyance to any such persons but the carrying on by the Tenant in a reasonable manner of the business use or any use to which the Landlord has consented shall be deemed not to be a breach of this clause.

INSURANCE

Landlord shall insure

23.1
THE Landlord shall at all times during the term keep and maintain any buildings on the property insured under a policy of the type shown in the First Schedule against loss damage or destruction by fire and such other risks as the Landlord may reasonably determine and such cover may extend to:

(a)	a 12 month indemnity in respect of consequential loss of rent and outgoings;

(b)	loss damage or destruction of any of the Landlord's fixtures fittings and chattels; or

(c)	public liability.

Tenant not to Void Insurances

24.1	THE Tenant shall not carry on or allow upon the premises any trade or occupation or allow to be done any act or thing which:

(a)	shall make void or voidable any policy of insurance on the property; or

(b)
may render any increased or extra premium payable for any policy of insurance except where in circumstances in which any increased premium is payable the Tenant shall have first obtained the consent of the insurer of the premises and the Landlord and made payment to the insurer of the amount of any such increased or extra premium as may be payable but the carrying on by the Tenant in a reasonable manner of the business use or of any use to which the Landlord has consented shall be deemed not to be a breach of this clause.

In any case where in breach of this clause the Tenant has rendered any insurance less effective or void and the Landlord has suffered loss or damage thereby the Tenant shall forthwith compensate the Landlord in full for such loss or damage.

When Tenant to have benefit of Landlord's insurance

25.1
The Landlord will indemnify the Tenant for the cost of making good damage to the property or loss to the Landlord where the Tenant is obligated to pay for making good such damage or loss, to the extent that the Landlord is insured and the insurance moneys are not rendered irrecoverable in consequence of any act or default of the Tenant or those for whom the Tenant is responsible.

DAMAGE TO OR DESTRUCTION OF PREMISES

Total Destruction

26.1	IF the premises or any portion of the building of which the premises may form part shall be destroyed or so damaged:

(a)	as to render the premises untenantable then the term shall at once terminate; or

(b)
in the reasonable opinion of the Landlord as to require demolition or reconstruction, then the Landlord may within 3 months of the date of damage give the Tenant 1 month written notice to terminate and a fair proportion of the rent and outgoings shall cease to be payable as from the date of damage.

Any termination pursuant to this clause shall be without prejudice to the rights of either party against the other.

Partial Destruction

27.1	IF the premises or any portion of the building of which the premises may form part shall be damaged but not so as to render the premises untenantable and:

(a)	the Landlord's policy or policies of insurance shall not have been invalidated or payment of the policy moneys refused in consequence of some act or default of the Tenant; and

(b)	all the necessary permits and consents shall be obtainable,

THEN the Landlord shall with all reasonable speed expend all the insurance moneys received by the Landlord in respect of such damage towards repairing such damage or reinstating the premises and/or the building but the Landlord shall not be liable to expend any sum of money greater than the amount of the insurance money received.

27.2
Any repair or reinstatement may be carried out by the Landlord using such materials and form of construction and according to such plan as the Landlord thinks fit and shall be sufficient so long as it is reasonably adequate for the Tenant's occupation and use of the premises.

27.3	Until the completion of the repairs or reinstatement a fair proportion of the rent and outgoings shall cease to be payable as from the date of damage.

27.4
If any necessary permit or consent shall not be obtainable or the insurance moneys received by the Landlord shall be inadequate for the repair or reinstatement then the term shall at once terminate but without prejudice to the rights of either party against the other.

DEFAULT

Distress

28.1	THE Landlord may distrain for rent or other moneys payable under this lease remaining unpaid 14 days after due date.

Re-entry

29.1	THE Landlord may re-enter the premises at the time or at any time thereafter:

(a)	if the rent shall be in arrear 14 days after any of the rent payment dates;

(b)	in case of breach by the Tenant of any covenant or agreement on the Tenant's part herein expressed or implied;

(c)	if the Tenant shall make or enter into or endeavour to make or enter into any composition assignment or other arrangement with or for the benefit of the Tenant's creditors;

(d)	in the event of the insolvency bankruptcy or liquidation of the Tenant; or

(e)
if the Tenant shall suffer distress or execution to issue against the Tenant's property goods or effects under any judgment against the Tenant in any Court for a sum in excess of five thousand dollars ($5,000), and the term shall terminate on such re-entry but without prejudice to the rights of either party against the other.

Essentiality of Payments

30.1
FAILURE to pay rent or other moneys payable hereunder on the due date shall be a breach going to the essence of the Tenant's obligations under the Lease.  The Tenant shall compensate the Landlord and the Landlord shall be entitled to recover damages from the Tenant for such breach.  Such entitlement shall subsist notwithstanding any determination of the lease and shall be in addition to any other right or remedy which the Landlord may have.

30.2	THE acceptance by the Landlord of arrears of rent or other moneys shall not constitute a waiver of the essentiality of the Tenant's continuing obligation to pay rent and other moneys.

Repudiation

31.1
THE Tenant shall compensate the Landlord and the Landlord shall be entitled to recover damages for any loss or damage suffered by reason of any acts or omissions of the Tenant constituting a repudiation of the lease or the Tenant's obligations under the lease.  Such entitlement shall subsist notwithstanding determination of the lease and shall be in addition to any other right or remedy which the Landlord may have.

REMOVAL OF TENANT'S FIXTURES, FITTINGS AND CHATTELS

32.1
THE Tenant may at any time before and will if required by the Landlord at the end or earlier termination of the term remove all the Tenant's fixtures fittings and chattels and make good at the Tenant's own expense all resulting damage and if not removed within 7 days after the date of termination ownership of the fixtures fittings and chattels may at the Landlord's election pass to the Landlord or the Landlord may in a proper and workmanlike manner remove the same from the premises and forward them to a refuse collection centre.

32.2
The cost of making good resulting damage and the cost of removal shall be recoverable from the Tenant and the Landlord shall not be liable to pay any compensation nor be liable for any loss suffered by the Tenant.

QUIET ENJOYMENT

33.1
THE Tenant paying the rent and performing and observing all the covenants and agreements herein expressed and implied shall quietly hold and enjoy the premises throughout the term without any interruption by the Landlord or any person claiming under the Landlord.

RENEWAL OF LEASE

34.1
IF the Tenant has given to the Landlord written notice to renew the lease at least 3 calendar months before the end of the term and is not at the date of the giving of such notice in breach of this lease (including any maintenance obligations) then the Landlord will grant anew lease for a further term from the renewal date as follows:

(a)
If the renewal date is a rent review date the annual rent shall be agreed upon or failing agreement shall be determined in accordance with clauses 2.1 and 2.2 but such annual rent shall not be less than the rent payable as at the commencement date of the immediately preceding lease term;

(b)
Subject to the provisions of paragraph (a) the new lease shall be upon and subject to the covenants and agreements herein expressed and implied except that the term of this lease plus all further terms shall expire on or before the final expiry date;

(c)
The annual rent shall be subject to review during the term of the new lease on the rent review dates or if no dates are specified then after the lapse of the equivalent periods of time as are provided herein for rent reviews;

(d)	The Landlord as a condition of granting a new lease shall be entitled to have the new lease guaranteed by any guarantor who has guaranteed this lease on behalf of the Tenant who has given notice;

(e)	Pending the determination of the rent, the Tenant shall pay an interim rent in accordance with clauses 2.3 and 2.4; and

(f)
Notwithstanding anything contained in clause 34.1(e) the interim rent referred to in that clause shall not be less than the annual rent payable as at the commencement date of the immediately preceding lease term.

ASSIGNMENT OR SUBLETTING

35.1
THE Tenant shall not assign sublet or otherwise part with the possession of the premises or any part thereof without first obtaining the written consent of the Landlord which the Landlord shall give if the following conditions are fulfilled:

(a)
The Tenant proves to the satisfaction of the Landlord that the proposed assignee or subtenant is (and in the case of a company that the shareholders of the proposed assignee or subtenant are) respectable responsible and has the financial resources to meet the Tenant's commitments under this lease;

(b)	All rent and other moneys payable have been paid and there is not any subsisting breach of any of the Tenant's covenants;

(c)	In the case of an assignment a deed of covenant in customary form approved or prepared by the Landlord is duly executed and delivered to the Landlord;

(d)
In the case of an assignment to a company (other than a company listed on the main board of a public stock exchange) a deed of guarantee in customary form approved or prepared by the Landlord is duly executed by the principal shareholders of that company and delivered to the Landlord; and

(e)
The Tenant pays the Landlord's proper costs and disbursements in respect of the approval and the preparation of any deed of covenant or guarantee and (if appropriate) all fees and charges payable in respect of any reasonable inquiries made by or on behalf of the Landlord concerning any proposed assignee subtenant or guarantor.  All such costs shall be payable whether or not the assignment or subletting proceeds.

35.2
WHERE the Landlord consents to a subletting the consent shall extend only to the subletting and notwithstanding anything contained or implied in the sublease the consent shall not permit any subtenant to deal with the sublease in any way in which the Tenant is restrained from dealing without consent.

35.3	ANY assignment or subletting of the type or in the manner referred to in Section 109(2) of the Property Law Act 1952 shall be a breach of the provisions of this lease.

35.4
WHERE any Tenant is a company which is not listed on the main board of a public stock exchange then any change in the legal or beneficial ownership of its shares or issue of new capital whereby in either case there is a change in the effective management or control of the company is deemed to be an assignment of this lease.

UNIT TITLE COVENANTS

Body Corporate

36.1	THE expression "Body Corporate" means the Body Corporate incorporated under the Unit Titles Act 1972 ("the Act") in respect of the property.

Act and Rules Paramount

36.2	THIS lease shall be subject to the provisions of the rules of the Body Corporate and the provisions of the Act.

Insurance

36.3	THE Landlord's obligation to insure the building shall be satisfied by the Body Corporate maintaining the same insurance covers in accordance with the Act.

Indemnity

36.4
THE Tenant's obligation to indemnify the Landlord as herein expressed is extended to include the Body Corporate but only to the extent that the Body Corporate is not fully indemnified under any policy of insurance.

Landlord's Obligations

36.5
THE Landlord shall observe and perform all of the Landlord's obligations as a member of the Body Corporate and shall use the Landlord's best endeavours to ensure that the Body Corporate complies with its rules and the provisions of the Act.

Consents

36.6
WHERE in this lease the consent of the Landlord is required in respect of any matter then the like consent of the Body Corporate shall also be required if the consent of the Body Corporate to any such matter would be necessary under its rules or the Act.

Carparks

37.1	THE Tenant shall have the right to exclusive possession of the leased carparks, but when any carpark is not being used by the Tenant other persons shall be entitled to pass over the same.

37.2	THE Landlord may carry out repairs to the carparks and no abatement of rent or other compensation shall be claimed by the Tenant except pursuant to clauses 26.1 or 27.

37.3
THE Tenant shall comply with the Landlord's reasonable requirements relating to the use of the carparks and access thereto and in particular shall only use the car parks for the parking of one car per parking space.

37.4	THE provisions of the Second Schedule shall apply to the car parks as appropriate.

GENERAL

Holding Over

38.1
IF the Landlord permits the Tenant to remain in occupation of the premises after the expiration or sooner determination of the term, such occupation shall be a monthly tenancy only terminable by one month's written notice at the rent then payable and otherwise on the same covenants and agreements (so far as applicable to a monthly tenancy) as herein expressed or implied.

Access for Re-Letting or Sale

39.1	THE Tenant will during the term permit the Landlord, the Landlord's representatives and prospective tenants or purchasers to have access to inspect the premises provided that:

(a)	any such inspection is at a time which is reasonably convenient to the Tenant;

(b)	is conducted in a manner which does not cause disruption to the Tenant; and

(c)	if the Landlord or the Landlord's representatives are not present the persons inspecting have written authority from the Landlord to do so.

Suitability

40.1
NO warranty or representation expressed or implied has been or is made by the Landlord that the premises are now suitable or will remain suitable or adequate for use by the Tenant or that any use of the premises by the Tenant will comply with the by-laws or ordinances or other requirements of any authority having jurisdiction.

Affirmation

41.1	A party to this lease shall not be entitled to cancel this lease if, with full knowledge of any repudiation or misrepresentation or breach of covenant, that party affirmed this lease.

Waiver

42.1	NO waiver or failure to act by either party in respect of any breach by the other shall operate as a waiver of another breach.

Land Transfer Title or Mortgagee's consent

43.1
THE Landlord shall not be required to do any act or thing to enable this lease to be registered or be required to obtain the consent of any mortgagee of the property and the Tenant will not register a caveat in respect of the Tenant's interest hereunder.

Notices

44.1	ALL notices must be in writing and must be served by one of the following means:

(a)	In the case of a notice given under Section 118 of the Property Law Act 1952 in the manner prescribed by Section 152 of that Act; and

(b)	In all other cases by personal delivery, or by posting by registered or ordinary mail, or by facsimile, or by e-mail.

44.2	In respect of the means of service specified in clause 44.1(b), a notice is deemed to have been served:

(a)	in the case of personal delivery, when received by the addressee;

(b)	in the case of posting by mail, on the second working day following the date of posting to the addressee's last known address in New Zealand;

(c)	in the case of facsimile transmission, when sent to the addressee's facsimile number; or

(d)	in the case of e-mail, when acknowledged by the addressee by return e-mail or otherwise in writing.

44.3
In the case of a notice to be served on the Tenant, if the Landlord is unaware of the Tenant's last known address in New Zealand or the Tenant's facsimile number, any notice placed conspicuously on any part of the premises shall be deemed to have been served on the Tenant on the day on which it is affixed.

44.4	A notice shall be valid if given by any director, general manager, solicitor or other authorised representative of the party giving the notice.

44.5
For the purposes of this clause a working day means any day on which registered banks are open in the province where the property is situated, other than a Saturday or Sunday.  Notices served after 5pm on a working day, or on a day which is not a working day, shall be deemed to have been served on the next succeeding working day.

Arbitration

45.1
UNLESS any dispute or difference is resolved by mediation or other agreement, the same shall be submitted to the arbitration of one arbitrator who shall conduct the arbitral proceedings in accordance with the Arbitration Act 1996 and any amendment thereof or any other statutory provision then relating to arbitration.

45.2
IF the parties are unable to agree on the arbitrator, an arbitrator shall be appointed, upon request of any party, by the President or Vice President for the time being of the District Law Society of the district within which the premises are situated.  That appointment shall be binding on all parties to the arbitration and shall be subject to no appeal.  The provisions of Article 11 of the First Schedule of the Arbitration Act 1996 are to be read subject hereto and varied accordingly.

45.3
THE procedures prescribed in this clause shall not prevent the Landlord from taking proceedings for the recovery of any rent or other monies payable hereunder which remain unpaid or from exercising the rights and remedies in the event of such default prescribed in clauses 28.1 and 29.1 hereof.

Interpretation

46.1	IN this lease:

(a)	"the Landlord" and "the Tenant" means where appropriate the executors, administrators, successors and permitted assigns of the Landlord and the Tenant;

(b)
"the property" and "the building" mean the land and building(s) of the Landlord which comprise or contain the premises.  Where the premises are part of a unit title development the words "the property" mean the land and building(s) comprised in the development;

(c)	"the common areas" means those parts of the property the use of which is necessary for the enjoyment of the premises and which is shared with other tenants and occupiers;

(d)	"GST" means the Goods and Services Tax;

(e)	"structural repair, alteration or addition" means a repair, alteration or addition to the structure or fabric of the building but excluding building services;

(f)	"renewal" means the granting of a new lease as provided for in clause 34.1;

(g)	Whenever words appear in this lease that also appear in the First Schedule then those words shall mean and include the details supplied after them in the First Schedule;

(h)	Where the context requires or admits, words importing the singular shall import the plural and vice versa;

(i)	"those for whom the Tenant is responsible" includes the Tenant's agents employees contractors or invitees.

ADDITIONAL CLAUSES

47.
In addition to the Landlords obligations in clause 11.1 the Landlord shall at its cost keep and maintain the building in a watertight condition.  Subject to the landlord's obligation to keep the premises watertight, the Tenant under the first schedule of the lease will be liable for the usual cleaning, maintenance and repair charges to the exterior.

48.
Except in respect of the Tenants obligations in clause 32.1 and 32.2 the Landlord agrees to repair all damage not caused by fair wear and tear at the expiry of the lease term based on an agreed standard at the beginning of the lease term.

49.
The Landlord shall construct a 910mm width doorway between Unit G presently occupied by the Tenant and Unit F.  The Tenant shall not have any liability to remove the door and reinstate the inter tenancy wall at the end of the lease term.

50.	The Guarantor warrants to guarantee the rental under this lease up to a maximum liability of 12 months rental.

THIRD SCHEDULE

GUARANTEE

IN CONSIDERATION of the Landlord entering into the lease at the Guarantor's request the Guarantor:

(a)	guarantees payment of the rent and the performance by the Tenant of the covenants in the lease, and

(b)	indemnifies the Landlord against any loss the Landlord might suffer should the lease be lawfully disclaimed or abandoned by any liquidator, receiver or other person.

Provided however the liability of the Guarantor under this Guarantee and Indemnity is limited to an amount equal to 12 months rental.

THE GUARANTOR covenants with the Landlord that:

1.
NO release delay or other indulgence given by the Landlord to the Tenant or to the Tenant's successors or assigns or any other thing whereby the Guarantor would have been released had the Guarantor been merely a surety shall release prejudice or affect the liability of the Guarantor as a guarantor or as indemnifier.

2.
AS between the Guarantor and the Landlord the Guarantor may for all purposes be treated as the Tenant and the Landlord shall be under no obligation to take proceedings against the Tenant before taking proceedings against the Guarantor.

3.	THE guarantee is for the benefit of and may be enforced by any person entitled for the time being to receive the rent.

4.	AN assignment of the lease and any rent review in accordance with the lease shall not release the Guarantor from liability.

5.	SHOULD there be more than one Guarantor their liability under this guarantee shall be joint and several.

6.	THE Guarantee shall extend to any holding over by the Tenant.

Dated

Between

Lionel Cranston JOYCE and Kevin George OGLES as trustees of the First Five Trust

Landlord

and

Pure Depth Incorporated Limited

Tenant

DEED OF LEASE

Landlord's solicitor:

KEVIN OGLES & ASSOCIATES
LAWYERS
PO Box 24 059
ROYAL OAK
AUCKLAND

DEED OF LEASE

DEED	made the 31 day of May 2006

LANDLORD	Lionel Cranston JOYCE and Kevin George OGLES as trustees of the First Five Trust

TENANT	PureDepth Incorporated Limited

GUARANTOR	K One W One Limited at Auckland

THE LANDLORD leases to the Tenant and the Tenant takes on lease the premises and the carparks (if any) described in the First Schedule together with the right to use:
a)	The Landlord's fixtures and fittings contained in the premises.
b)	The common areas of the property.

FOR the term from the commencement date and at the annual rent (subject to review if applicable) as set out in the First Schedule.

THE LANDLORD AND THE TENANT covenant as set out in this Second Schedule.

THE GUARANTOR covenants with the Landlord as set out in the Third Schedule.

SIGNED by the Landlord*

in the presence of:	_____________________________
Signature of Landlord

_____________________________	_____________________________
Witness Signature	Print Full Name
(For a Company Specify Description
_____________________________	Director/Attorney/Authorised Signatory)
Witness Name

_____________________________	_____________________________
Witness Occupation	Signature of Landlord

_____________________________	_____________________________
Witness Address	Print Full Name
(For a Company Specify Description
Director/Attorney/Authorised Signatory)

*If appropriate add:
"by its director(s)" OR "by its duly appointed attorney"

Note:
This document must be executed by a company according to its Constitution.  If two directors sign, no witnessing is necessary.  If only one director or a director and secretary or authorised signatory(ies) or attorney sign, signatures must be witnessed.

SIGNED by the Tenant*

in the presence of:	_____________________________
Signature of Tenant

_____________________________	_____________________________
Witness Signature	Print Full Name
(For a Company Specify Description
_____________________________	Director/Attorney/Authorised Signatory)
Witness Name

_____________________________	_____________________________
Witness Occupation	Signature of Tenant

_____________________________	_____________________________
Witness Address	Print Full Name
(For a Company Specify Description
Director/Attorney/Authorised Signatory)

SIGNED by the Guarantor*

in the presence of:	_____________________________
Signature of Guarantor

_____________________________	_____________________________
Witness Signature	Print Full Name
(For a Company Specify Description
_____________________________	Director/Attorney/Authorised Signatory)
Witness Name

_____________________________	_____________________________
Witness Occupation	Signature of Guarantor

_____________________________	_____________________________
Witness Address	Print Full Name
(For a Company Specify Description
Director/Attorney/Authorised Signatory)

*If appropriate add:

"by its director(s)" OR "by its duly appointed attorney"

Note:
This document must be executed by a company according to its Constitution.  If two directors sign, no witnessing is necessary.  If only one director or a director and secretary or authorised signatory(ies) or attorney sign, signatures must be witnessed.

FIRST SCHEDULE

PREMISES:	Unit G, 24 Morrin Road, Mt Wellington as comprised in Certificate of Title NA57522 and as hatched in red on the attached plan

CARPARKS:	AU21 and the area marked HCP hatched blue on the attached plan comprising a total of seven (7) carparks.

TERM:	Four (4) years

COMMENCEMENT DATE:	1 November 2004

RIGHTS OF RENEWAL:	One (1) further term of six (6) years

RENEWAL DATES:	1st November 2008

FINAL EXPIRY DATE:	31 October 2014

ANNUAL RENT:	Premises:	$33,750.00	plus GST
(Subject to review if applicable)	Carparks:	$Nil	plus GST

	TOTAL	$33,750.00	plus GST

MONTHLY RENT:		$2,812.50	plus GST

RENT PAYMENT DATES:	The 1st day of each month commencing on the 1st day of January 2005
(subject to the Tenant having paid the deposit of $6,328.13 (including GST)
RENT REVIEW DATES:	(a) Each renewal date;
(Delete where appropriate: if neither	OR
option is deleted, then option (a) applies	(b) (Insert dates):	1st November in each of 2008, 2010, 2012 subject to the rent for the two year term commencing 1st November 2006 being $37,750.00 per annum plus GST

PROPORTION OF OUTGOINGS: (clause 3.1)	16.57%

DEFAULT INTEREST RATE: (clause 5.1)	12.0% per annum

IMPROVEMENTS RENT PERCENTAGE: (clause 21.2)	10.0%

BUSINESS USE:  (clause 16.1)  Administration, research, development and assembly of video screens.

LANDLORD'S INSURANCE: (clause 23.1)	(a)	Full replacement and reinstatement (including loss damage or destruction of windows and other glass);

(Delete where appropriate: if neither option is deleted,	OR
then option (a) applies)
(b)	Indemnity to full insurable value (including loss damage or destruction of windows and other glass).

OUTGOINGS
(clause 3)

1.	Rates or levies payable to any local or territorial authority.
2.	Charges for water gas electricity telephones and other utilities or services, including line charges.
3.	Rubbish collection charges.
4.	New Zealand Fire Service charges and the maintenance charges in respect of all fire detection and fire fighting equipment.
5.	Insurance premiums and related valuation fees and any insurance excess in respect of a claim but not exceeding $500 (clause 23).
6.	Service contract charges for air conditioning, lifts, other building services and security services.
7.
Cleaning maintenance and repair charges including charges for repainting, decorative repairs and the maintenance and repair of building services to the extent that such charges do not comprise part of the cost of a service maintenance contract, but excluding charges for structural repairs to the building (minor repairs to the roof of the building shall not be a structural repair), and charges being the Landlords cost pursuant to clause 47.

8.	The provisioning of toilets and other shared facilities.
9.	The cost of ground maintenance i.e. lawns, gardens and planted areas including plant hire and replacement, and the cost of repair of fences.
10.	Yard and car parking area maintenance and repair charges but excluding charges for structural repairs to any car parking area of the building.
11.	Body Corporate charges for insurance premiums and related valuation fees and management administration expenses.
12.           Management expenses.
13.
The costs incurred and payable by the Landlord in supplying to the territorial authority a building warrant of fitness and obtaining reports as required by Section 108 and 110 of the Building Act 2004.

SECOND SCHEDULE

TENANT'S PAYMENTS

Rent

1.1
THE Tenant shall pay the annual rent by equal monthly payments in advance (or as varied pursuant to any rent review) on the rent payment dates.  The first monthly payment (together with rent calculated on a daily basis for any period from the commencement date of the term to the first rent payment date) shall be payable on the first rent payment date.  All rent shall be paid without any deductions or set-off by direct payment to the Landlord or as the Landlord may direct.

Rent Review

2.1	THE annual rent payable as from each rent review date shall be determined as follows:

(a)
Either party may not earlier than 3 months prior to a rent review date and not later than the next rent review date give written notice to the other party specifying the annual rent proposed as the current market rent as at the relevant rent review date.

(b)
If the party receiving the notice ("the Recipient") gives written notice to the party giving the notice ("the Initiator") within 1 month after service of the Initiator's notice disputing the annual rent proposed and specifying the annual rent proposed by the Recipient as the current market rent, then the new rent shall be determined in accordance with clause 2.2.

(c)
If the Recipient fails to give such notice (time being of the essence) the Recipient shall be deemed to have accepted the annual rent specified in the Initiator's notice and the extension of time for commencing arbitration proceedings contained in the Arbitration Act 1996 shall not apply.

(d)
Notwithstanding any other provision of this clause, the annual rent payable as from the relevant rent review date shall not be less than the annual rent payable as at the commencement date of the then current lease term.

(e)
The annual rent agreed, determined or imposed pursuant to this clause shall be the annual rent payable as from the relevant rent review date, or the date of service of the Initiator's notice if such notice is served later than 3 months after the relevant rent review date but subject to clause 2.3 and 2.4.

(f)	The rent review at the option of either party may be recorded in a Deed.

Rent Determinations

2.2
IMMEDIATELY following service of the Recipient's notice on the Initiator, the parties shall endeavour to agree upon the current market rent, but if agreement is not reached within 14 days then the new rent may be determined either:

(a)	By one party giving written notice to the other requiring the new rent to be determined by arbitration; or

(b)	If the parties so agree by registered valuers acting as experts and not as arbitrators as follows:

(1)	Each party shall appoint a valuer and give written notice of the appointment to the other party within 14 days of the parties agreeing to so determine the new rent;

(2)
If the party receiving a notice fails to appoint a valuer within the 14 day period then the valuer appointed by the other party shall determine the new rent and such determination shall be binding on both parties;

(3)	The valuers appointed before commencing their determination shall appoint a third expert who need not be a registered valuer;

(4)	The valuers appointed by the parties shall determine the current market rent of the premises but if they fail to agree then the rent shall be determined by the third expert;

(5)
Each party shall be given the opportunity to make written or oral representations subject to such reasonable time and other limits as the valuers or the third expert may prescribe and they shall have regard to any such representations but not be bound thereby.

When the new rent has been determined the person or persons determining the same shall give written notice thereof to the parties.  The notice shall provide as to how the costs of the determination shall be borne and such provision shall be binding on the parties.

Interim Rent

2.3
PENDING determination of the new rent, the Tenant shall from the relevant rent review date, or the date of service of the Initiator's notice if such notice is served later than 3 months after the relevant rent review date, until the determination of the new rent pay an interim rent as follows:

(a)	If both parties supply a registered valuer's certificate substantiating the new rents proposed, the interim rent payable shall be half way between the new rents proposed by the parties; or

(b)	If only one party supplies a registered valuer's certificate, the interim rent payable shall be the rent substantiated by the certificate; or

(c)	If no registered valuer's certificates are supplied, the interim rent payable shall be the rent payable immediately prior to the relevant rent review date:

but in no circumstances shall the interim rent be less than the rent payable as at the commencement date of the then current lease term.

The interim rent payable shall be determined as at the relevant rent review date, or the date of service of the Initiator's notice if such notice is served later than 3 months after the relevant rent review date and, subject to clause 2.4, shall not be subject to adjustment.

2.4
UPON determination of the new rent, any overpayment shall be applied in payment of the next month's rent and any amount then remaining shall immediately be refunded to the Tenant.  Any shortfall in payment shall immediately be payable by the Tenant.

Outgoings

3.1
THE Tenant shall pay the outgoings properly and reasonably incurred in respect of the property which are specified in the First Schedule.  Where any outgoing is not separately assessed or levied in respect of the premises then the Tenant shall pay such proportion thereof as is specified in the First Schedule or if no proportion is specified then such fair proportion as shall be agreed or failing agreement determined by arbitration.

3.2	THE Landlord may vary the proportion of any outgoing payable to ensure that the tenant pays a fair proportion of the outgoing.

3.3
IF any outgoing is rendered necessary by another tenant of the property or that tenant's employees, contractors or invitees causing damage to the property or by another tenant failing to comply with that tenant's leasing obligations, then such outgoing shall not be payable by the Tenant.

3.4	THE outgoings shall be apportioned between the Landlord and the Tenant in respect of periods current at the commencement and termination of the term.

3.5
THE outgoings shall be payable on demand or if required by the Landlord by monthly instalments on each rent payment date of such reasonable amount as the Landlord shall determine calculated on an annual basis.  Where any outgoing has not been taken into account in determining the monthly instalments it shall be payable on demand.

3.6
AFTER the 31st March in each year of the term or such other date in each year as the Landlord may specify, and after the end of the term, the Landlord shall supply to the Tenant reasonable details of the actual outgoings for the year or period then ended.  Any over payment shall be credited or refunded to the Tenant and any deficiency shall be payable to the Landlord on demand.

3.7	THE Tenant's liability to pay outgoings during the term shall subsist notwithstanding the end or earlier termination of the term.

3.8	SUBJECT to clauses 8.1, 16.2 and 21.1 the Tenant shall be liable to pay only those outgoings specified in the First Schedule.

3.9
ANY profit derived by the Landlord and if a company by its shareholders either directly or indirectly from the management of the property shall not comprise part of the management expenses payable as an outgoing.

Goods and Services Tax

4.1
THE Tenant shall pay to the Landlord or as the Landlord shall direct the Goods and Services Tax payable by the Landlord in respect of the rental and other payments payable by the Tenant hereunder.  The tax in respect of the rental shall be payable on each occasion when any rental payment falls due for payment and in respect of any other payment shall be payable upon demand.

4.2
IF the Tenant shall make default in payment of the rental or other moneys payable hereunder and the Landlord becomes liable to pay additional Goods and Services Tax then the Tenant shall on demand pay to the Landlord the additional tax.

Interest on Unpaid Money

5.1
IF the Tenant defaults in payment of the rent or other moneys payable hereunder for 14 days then the Tenant shall pay on demand interest at the default interest rate on the moneys unpaid from the due date for payment to the date of payment.

Costs

6.1
THE Tenant shall pay the Landlord's solicitors reasonable costs of and incidental to the preparation of this lease and any variation or renewal or any Deed recording a rent review, and the Landlord's legal costs (as between solicitor and client) of and incidental to the enforcement or attempted enforcement of the Landlord's rights remedies and powers under this lease.

LANDLORD'S PAYMENTS

Outgoings

7.1
SUBJECT to the Tenant's compliances with the provisions of clause 3 the Landlord shall pay all outgoings in respect of the property not payable by the Tenant direct.  The Landlord shall be under no obligation to minimise any liability by paying any outgoing of tax prior to receiving payment from the Tenant.

MAINTENANCE AND CARE OF PREMISES

Tenant's Obligations

8.1	THE Tenant shall (subject to any maintenance covenant by the Landlord) be responsible to:

(a)	Maintain the premises

In a proper and workmanlike manner and to the reasonable requirements of the Landlord keep and maintain the interior of the premises including the Landlord's fixtures and fittings in the same clean order repair and condition as they were in at the commencement of this lease and will at the end or earlier determination of the term quietly yield up the same in the like clean order repair and condition.  In each case the Tenant shall not be liable for fair wear and tear arising from reasonable use or damage by fire earthquake flood storm act of God inevitable accident or any risk against which the Landlord is insured unless the insurance moneys are rendered irrecoverable in consequence of any act or default of the Tenant or those for whom the Tenant is responsible;

(b)	Breakages and Damage

Pay for the repair of all glass breakages and breakage or damage to all doors windows light fittings and power points of the premises and shall keep that portion of the electrical system of the premises from the switchboard to all power outlets in good operating condition;

(c)	Painting

Paint and decorate those parts of the interior of the premises which have previously been painted and decorated when the same reasonably require repainting and redecoration to a specification as approved by the Landlord;

(d)	Floor coverings

Keep all floor coverings in the premises clean and replace all floor coverings worn or damaged other than by fair wear and tear with floor coverings of a similar quality when reasonably required by the Landlord; and

(e)	Damage or Loss
Make good any damage to the property or loss caused by improper careless or abnormal use by the Tenant or those for whom the Tenant is responsible, to the Landlord's reasonable requirements.

8.2	WHERE the Tenant is leasing all of the property, the Tenant shall:

(a)	Maintain yards and fences
Keep and maintain any surfaced areas and all fences in good order and repair;

(b)	Care of grounds
Keep any grounds yards and surfaced areas in a tidy condition and maintain any garden or lawn areas in a tidy and cared for condition;

(c)	Water and drainage
Keep and maintain the storm or waste water drainage system including downpipes and guttering clear and unobstructed; and

(d)	Other works
Carry out such works to the property as the Landlord may require in respect of which outgoings are payable by the Tenant.

8.3
THE Tenant shall not be liable for the maintenance or repair of any building service the subject of a service maintenance contract but this clause shall not release the Tenant from any obligation to pay for the cost of any such contract or charges in respect of any such maintenance or repair.

8.4
NOTWITHSTANDING any other provision of this lease, the Tenant shall not be liable to repair any inherent defect in the premises or the Landlord's fixtures and fittings nor to pay any outgoings incurred by the Landlord in remedying any inherent defect.

8.5
IF the Landlord shall give the Tenant written notice of any failure on the part of the Tenant to comply with any of the requirements of clause 8.1 or 8.2 the Tenant shall with all reasonable speed so comply.

Toilets

9.1	THE toilets sinks and drains shall be used for their designed purposes only and no substance or matter shall be deposited in them which could damage or block them.

Rubbish Removal

10.1
THE Tenant shall regularly cause all of the Tenant's rubbish and garbage to be removed from the premises and will keep the Tenant's rubbish bins or containers in a tidy condition.  The Tenant will also at the Tenant's own expense cause to be removed all trade waste boxes and other goods or rubbish not removable in the ordinary course by the local authority.

Landlord's Maintenance

11.1	THE Landlord shall keep and maintain the building, all building services, the Landlord's fixtures and fittings, and the car parks in good order and repair but the Landlord shall not be liable for any:

(a)	Repair or maintenance which the Tenant is responsible to undertake; or

(b)
Want of repair or defect in respect of building services, so long as the Landlord is maintaining a service maintenance contract covering the work to be done, or where the building services have not been supplied by the Landlord; or

(c)	Repair or maintenance which is not reasonably necessary for the Tenant's use and enjoyment of the premises and the car parks; or

(d)
Loss suffered by the Tenant arising from any want of repair or defect unless the Landlord shall have received notice in writing thereof from the Tenant and shall not within a reasonable time thereafter have taken appropriate steps to remedy the same.

11.2
THE Landlord shall keep and maintain service maintenance contracts for lifts, air-conditioning and at the Landlord's option any other building services supplied by the Landlord unless it is the obligation of the Tenant to maintain such contracts.

11.3	THE Tenant shall be liable to reimburse the Landlord for the cost of any such repair, maintenance or service contract if it is an outgoing specified in the First Schedule.

Notification of Defects

12.1
THE Tenant shall give to the Landlord prompt notice of any accident to or defect in the premises of which the Tenant may be aware and in particular in relation to any pipes or fittings used in connection with the water electrical gas or drainage services.

Landlord's Right of Inspection

13.1	THE Landlord and the Landlord's employees contractors and invitees may at all reasonable times enter upon the premises to view their condition.

Landlord may Repair

14.1
IF default shall be made by the Tenant in the due and punctual compliance with any repair notice given by the Landlord pursuant to this lease, or if any repairs for which the Tenant is responsible require to be undertaken as a matter of urgency then without prejudice to the Landlord's other rights and remedies expressed or implied the Landlord may by the Landlord's employees and contractors with all necessary equipment and material at all reasonable times enter upon the premises to execute such works.  Any moneys expended by the Landlord in executing such works shall be payable by the Tenant to the Landlord upon demand together with interest thereon at the default interest rate from the date of expenditure to the date of payment.

Access for Repairs

15.1
THE Tenant shall permit the Landlord and the Landlord's employees and contractors at all reasonable times to enter the premises to carry out repairs to the premises or adjacent premises and to install inspect repair renew or replace any services where the same are not the responsibility of the Tenant all such repairs inspections and work to be carried out with the least possible inconvenience to the Tenant.

USE OF PREMISES

Business Use

16.1
THE Tenant shall not without the prior written consent of the Landlord use or permit the whole or any part of the premises to be used for any use other than the business use.  The Landlord's consent shall not be unreasonably or arbitrarily withheld in respect of any proposed use:

(a)	not in substantial competition with the business of any other occupant of the property which might be affected by the use;

(b)	reasonably suitable for the premises; and

(c)	complying with the requirements of the Resource Management Act 1991, or any other statutory provisions relating to resource management.

If any change in use renders any increased or extra premium payable in respect of any policy or policies of insurance on the premises the Landlord as a condition of granting consent may require the Tenant to pay the increased or extra premium.

16.2
IF any change in use requires compliance with Sections 114 and 115 of the Building Act 2004 the Landlord, as a condition of granting consent, may require the Tenant to comply with Sections 114 and 115 of the Act and to pay all compliance costs.

16.3
IF the premises are a retail shop the Tenant shall keep the premises open for business during usual trading hours and fully stocked with appropriate merchandise for the efficient conduct of the Tenant's business.

Lease of Premises and Carparks Only

17.1
THE tenancy shall relate only to the premises and the car parks (if any) and the Landlord shall at all times be entitled to use occupy and deal with the remainder of the property without reference to the Tenant and the Tenant shall have no rights in relation thereto other than the rights of use herein provided.

Neglect of Other Tenant

18.1	THE Landlord shall not be responsible to the Tenant for any act or default or neglect of any other tenant of the property.

Signage

19.1
THE Tenant shall not affix paint or exhibit or permit to be affixed painted or exhibited any name sign name-plate signboard or advertisement of any description on or to the exterior of the building or the appurtenances thereof without the prior approval in writing of the Landlord but such approval shall not be unreasonably or arbitrarily withheld in respect of signage describing the Tenant's business.  If approved the signage shall be secured in a substantial and proper manner so as not to cause any damage to the building or any person and the Tenant shall at the end or sooner determination of the term remove the signage and make good any damage occasioned thereby.

Additions and Alterations

20.1
THE Tenant shall neither make nor allow to be made any alterations or additions to any part of the premises or alter the external appearance of the building without first producing to the Landlord on every occasion plans and specifications and obtaining the written consent of the Landlord (not to be unreasonably or arbitrarily withheld) for that purpose.  If the Landlord shall authorise any alterations or additions the Tenant will at the Tenant's own expense if required by the Landlord at the end or earlier termination of the term reinstate the premises.  If the Tenant fails to reinstate then any costs incurred by the Landlord in reinstating the premises whether in whole or in part, within 6 months of the end or earlier termination of the term shall be recoverable from the Tenant.

20.2
THE Tenant, when undertaking any "building work" to the premises (as that term is defined in the Building Act 2004), shall comply with all statutory requirements including the obtaining of building consents and code compliance certificates pursuant to that Act.

Compliance with Statutes and Regulations

21.1
THE Tenant shall comply with the provisions of all statutes, ordinances, regulations and by-laws relating to the use of the premises by the Tenant or other occupant and will also comply with the provisions of all licences, requisitions and notices issued by any competent authority in respect of the premises or their use by the Tenant or other occupant PROVIDED THAT:

(a)
The Tenant shall not be required to make any structural repairs alterations or additions nor to replace or install any plant or equipment except where required by reason of the particular nature of the business carried on by the Tenant or other occupant of the premises or the number or sex of persons employed on the premises; and

(b)
The Tenant shall not be liable to discharge the Landlord's obligations as owner under the Building Act 2004 unless any particular obligation is the responsibility of the Tenant as an occupier of the premises.

21.2
If the Landlord is obliged by any such legislation or requirement to expend moneys on any improvement addition or alteration to the property then the Landlord shall be entitled to charge up to the next rent review date in addition to the rent an annual sum equal to the Improvements Rent Percentage of the amount so expended by the Landlord and the monthly payments of rent shall increase accordingly from the first day of the month in which such improvement addition or alteration is completed.  If the Landlord would be obliged to expend an unreasonable amount then the Landlord may determine this lease and any dispute as to whether or not the amount is unreasonable shall be determined by arbitration.  In the case of a multi tenancy building, the annual sum payable shall be assessed in respect of a fair proportion of the amount so expended.

No Noxious Use

22.1	THE Tenant shall not:

(a)
bring upon or store within the premises nor allow to be brought upon or stored within the premises any machinery goods or things of an offensive noxious illegal or dangerous nature, or of such weight size or shape as is likely to cause damage to the building or any surfaced area;

(b)
contaminate the property and shall undertake all works necessary to remove any contamination of the property other than contamination not caused by the Tenant or which took place prior to the commencement date of the lease term.  Contamination means any change to the physical chemical or biological condition of the property by a "contaminant" as that word is defined in the Resource Management Act 1991;

(c)	use the premises or allow them to be used for any noisome noxious illegal or offensive trade or business; or

(d)
allow any act or thing to be done which may be or grow to be a nuisance disturbance or annoyance to the Landlord, other tenants of the property, or any other person, and generally the Tenant shall conduct the Tenant's business upon the premises in a clean quiet and orderly manner free from damage nuisance disturbance or annoyance to any such persons but the carrying on by the Tenant in a reasonable manner of the business use or any use to which the Landlord has consented shall be deemed not to be a breach of this clause.

INSURANCE

Landlord shall insure

23.1
THE Landlord shall at all times during the term keep and maintain any buildings on the property insured under a policy of the type shown in the First Schedule against loss damage or destruction by fire and such other risks as the Landlord may reasonably determine and such cover may extend to:

(a)	a 12 month indemnity in respect of consequential loss of rent and outgoings;

(b)	loss damage or destruction of any of the Landlord's fixtures fittings and chattels; or

(c)	public liability.

Tenant not to Void Insurances

24.1	THE Tenant shall not carry on or allow upon the premises any trade or occupation or allow to be done any act or thing which:

(a)	shall make void or voidable any policy of insurance on the property; or

(b)
may render any increased or extra premium payable for any policy of insurance except where in circumstances in which any increased premium is payable the Tenant shall have first obtained the consent of the insurer of the premises and the Landlord and made payment to the insurer of the amount of any such increased or extra premium as may be payable but the carrying on by the Tenant in a reasonable manner of the business use or of any use to which the Landlord has consented shall be deemed not to be a breach of this clause.

In any case where in breach of this clause the Tenant has rendered any insurance less effective or void and the Landlord has suffered loss or damage thereby the Tenant shall forthwith compensate the Landlord in full for such loss or damage.

When Tenant to have benefit of Landlord's insurance

25.1
The Landlord will indemnify the Tenant for the cost of making good damage to the property or loss to the Landlord where the Tenant is obligated to pay for making good such damage or loss, to the extent that the Landlord is insured and the insurance moneys are not rendered irrecoverable in consequence of any act or default of the Tenant or those for whom the Tenant is responsible.

DAMAGE TO OR DESTRUCTION OF PREMISES

Total Destruction

26.1	IF the premises or any portion of the building of which the premises may form part shall be destroyed or so damaged:

(a)	as to render the premises untenantable then the term shall at once terminate; or

(b)
in the reasonable opinion of the Landlord as to require demolition or reconstruction, then the Landlord may within 3 months of the date of damage give the Tenant 1 month written notice to terminate and a fair proportion of the rent and outgoings shall cease to be payable as from the date of damage.

Any termination pursuant to this clause shall be without prejudice to the rights of either party against the other.

Partial Destruction

27.1	IF the premises or any portion of the building of which the premises may form part shall be damaged but not so as to render the premises untenantable and:

(a)	the Landlord's policy or policies of insurance shall not have been invalidated or payment of the policy moneys refused in consequence of some act or default of the Tenant; and

(b)	all the necessary permits and consents shall be obtainable,

THEN the Landlord shall with all reasonable speed expend all the insurance moneys received by the Landlord in respect of such damage towards repairing such damage or reinstating the premises and/or the building but the Landlord shall not be liable to expend any sum of money greater than the amount of the insurance money received.

27.2
Any repair or reinstatement may be carried out by the Landlord using such materials and form of construction and according to such plan as the Landlord thinks fit and shall be sufficient so long as it is reasonably adequate for the Tenant's occupation and use of the premises.

27.3	Until the completion of the repairs or reinstatement a fair proportion of the rent and outgoings shall cease to be payable as from the date of damage.

27.4
If any necessary permit or consent shall not be obtainable or the insurance moneys received by the Landlord shall be inadequate for the repair or reinstatement then the term shall at once terminate but without prejudice to the rights of either party against the other.

DEFAULT

Distress

28.1	THE Landlord may distrain for rent or other moneys payable under this lease remaining unpaid 14 days after due date.

Re-entry

29.1	THE Landlord may re-enter the premises at the time or at any time thereafter:

(a)	if the rent shall be in arrear 14 days after any of the rent payment dates;

(b)	in case of breach by the Tenant of any covenant or agreement on the Tenant's part herein expressed or implied;

(c)	if the Tenant shall make or enter into or endeavour to make or enter into any composition assignment or other arrangement with or for the benefit of the Tenant's creditors;

(d)	in the event of the insolvency bankruptcy or liquidation of the Tenant; or

(e)
if the Tenant shall suffer distress or execution to issue against the Tenant's property goods or effects under any judgment against the Tenant in any Court for a sum in excess of five thousand dollars ($5,000), and the term shall terminate on such re-entry but without prejudice to the rights of either party against the other.

Essentiality of Payments

30.1
FAILURE to pay rent or other moneys payable hereunder on the due date shall be a breach going to the essence of the Tenant's obligations under the Lease.  The Tenant shall compensate the Landlord and the Landlord shall be entitled to recover damages from the Tenant for such breach.  Such entitlement shall subsist notwithstanding any determination of the lease and shall be in addition to any other right or remedy which the Landlord may have.

30.2	THE acceptance by the Landlord of arrears of rent or other moneys shall not constitute a waiver of the essentiality of the Tenant's continuing obligation to pay rent and other moneys.

Repudiation

31.1
THE Tenant shall compensate the Landlord and the Landlord shall be entitled to recover damages for any loss or damage suffered by reason of any acts or omissions of the Tenant constituting a repudiation of the lease or the Tenant's obligations under the lease.  Such entitlement shall subsist notwithstanding determination of the lease and shall be in addition to any other right or remedy which the Landlord may have.

REMOVAL OF TENANT'S FIXTURES, FITTINGS AND CHATTELS

32.1
THE Tenant may at any time before and will if required by the Landlord at the end or earlier termination of the term remove all the Tenant's fixtures fittings and chattels and make good at the Tenant's own expense all resulting damage and if not removed within 7 days after the date of termination ownership of the fixtures fittings and chattels may at the Landlord's election pass to the Landlord or the Landlord may in a proper and workmanlike manner remove the same from the premises and forward them to a refuse collection centre.

32.2
The cost of making good resulting damage and the cost of removal shall be recoverable from the Tenant and the Landlord shall not be liable to pay any compensation nor be liable for any loss suffered by the Tenant.

QUIET ENJOYMENT

33.1
THE Tenant paying the rent and performing and observing all the covenants and agreements herein expressed and implied shall quietly hold and enjoy the premises throughout the term without any interruption by the Landlord or any person claiming under the Landlord.

RENEWAL OF LEASE

34.1
IF the Tenant has given to the Landlord written notice to renew the lease at least 3 calendar months before the end of the term and is not at the date of the giving of such notice in breach of this lease (including any maintenance obligations) then the Landlord will grant anew lease for a further term from the renewal date as follows:

(a)
If the renewal date is a rent review date the annual rent shall be agreed upon or failing agreement shall be determined in accordance with clauses 2.1 and 2.2 but such annual rent shall not be less than the rent payable as at the commencement date of the immediately preceding lease term;

(b)
Subject to the provisions of paragraph (a) the new lease shall be upon and subject to the covenants and agreements herein expressed and implied except that the term of this lease plus all further terms shall expire on or before the final expiry date;

(c)
The annual rent shall be subject to review during the term of the new lease on the rent review dates or if no dates are specified then after the lapse of the equivalent periods of time as are provided herein for rent reviews;

(d)	The Landlord as a condition of granting a new lease shall be entitled to have the new lease guaranteed by any guarantor who has guaranteed this lease on behalf of the Tenant who has given notice;

(e)	Pending the determination of the rent, the Tenant shall pay an interim rent in accordance with clauses 2.3 and 2.4; and

(f)
Notwithstanding anything contained in clause 34.1(e) the interim rent referred to in that clause shall not be less than the annual rent payable as at the commencement date of the immediately preceding lease term.

ASSIGNMENT OR SUBLETTING

35.1
THE Tenant shall not assign sublet or otherwise part with the possession of the premises or any part thereof without first obtaining the written consent of the Landlord which the Landlord shall give if the following conditions are fulfilled:

(a)
The Tenant proves to the satisfaction of the Landlord that the proposed assignee or subtenant is (and in the case of a company that the shareholders of the proposed assignee or subtenant are) respectable responsible and has the financial resources to meet the Tenant's commitments under this lease;

(b)	All rent and other moneys payable have been paid and there is not any subsisting breach of any of the Tenant's covenants;

(c)	In the case of an assignment a deed of covenant in customary form approved or prepared by the Landlord is duly executed and delivered to the Landlord;

(d)
In the case of an assignment to a company (other than a company listed on the main board of a public stock exchange) a deed of guarantee in customary form approved or prepared by the Landlord is duly executed by the principal shareholders of that company and delivered to the Landlord; and

(e)
The Tenant pays the Landlord's proper costs and disbursements in respect of the approval and the preparation of any deed of covenant or guarantee and (if appropriate) all fees and charges payable in respect of any reasonable inquiries made by or on behalf of the Landlord concerning any proposed assignee subtenant or guarantor.  All such costs shall be payable whether or not the assignment or subletting proceeds.

35.2
WHERE the Landlord consents to a subletting the consent shall extend only to the subletting and notwithstanding anything contained or implied in the sublease the consent shall not permit any subtenant to deal with the sublease in any way in which the Tenant is restrained from dealing without consent.

35.3	ANY assignment or subletting of the type or in the manner referred to in Section 109(2) of the Property Law Act 1952 shall be a breach of the provisions of this lease.

35.4
WHERE any Tenant is a company which is not listed on the main board of a public stock exchange then any change in the legal or beneficial ownership of its shares or issue of new capital whereby in either case there is a change in the effective management or control of the company is deemed to be an assignment of this lease.

UNIT TITLE COVENANTS

Body Corporate

36.1	THE expression "Body Corporate" means the Body Corporate incorporated under the Unit Titles Act 1972 ("the Act") in respect of the property.

Act and Rules Paramount

36.2	THIS lease shall be subject to the provisions of the rules of the Body Corporate and the provisions of the Act.

Insurance

36.3	THE Landlord's obligation to insure the building shall be satisfied by the Body Corporate maintaining the same insurance covers in accordance with the Act.

Indemnity

36.4
THE Tenant's obligation to indemnify the Landlord as herein expressed is extended to include the Body Corporate but only to the extent that the Body Corporate is not fully indemnified under any policy of insurance.

Landlord's Obligations

36.5
THE Landlord shall observe and perform all of the Landlord's obligations as a member of the Body Corporate and shall use the Landlord's best endeavours to ensure that the Body Corporate complies with its rules and the provisions of the Act.

Consents

36.6
WHERE in this lease the consent of the Landlord is required in respect of any matter then the like consent of the Body Corporate shall also be required if the consent of the Body Corporate to any such matter would be necessary under its rules or the Act.

Carparks

37.1	THE Tenant shall have the right to exclusive possession of the leased carparks, but when any carpark is not being used by the Tenant other persons shall be entitled to pass over the same.

37.2	THE Landlord may carry out repairs to the carparks and no abatement of rent or other compensation shall be claimed by the Tenant except pursuant to clauses 26.1 or 27.

37.3
THE Tenant shall comply with the Landlord's reasonable requirements relating to the use of the carparks and access thereto and in particular shall only use the car parks for the parking of one car per parking space.

37.4	THE provisions of the Second Schedule shall apply to the car parks as appropriate.

GENERAL

Holding Over

38.1
IF the Landlord permits the Tenant to remain in occupation of the premises after the expiration or sooner determination of the term, such occupation shall be a monthly tenancy only terminable by one month's written notice at the rent then payable and otherwise on the same covenants and agreements (so far as applicable to a monthly tenancy) as herein expressed or implied.

Access for Re-Letting or Sale

39.1	THE Tenant will during the term permit the Landlord, the Landlord's representatives and prospective tenants or purchasers to have access to inspect the premises provided that:

(a)	any such inspection is at a time which is reasonably convenient to the Tenant;

(b)	is conducted in a manner which does not cause disruption to the Tenant; and

(c)	if the Landlord or the Landlord's representatives are not present the persons inspecting have written authority from the Landlord to do so.

Suitability

40.1
NO warranty or representation expressed or implied has been or is made by the Landlord that the premises are now suitable or will remain suitable or adequate for use by the Tenant or that any use of the premises by the Tenant will comply with the by-laws or ordinances or other requirements of any authority having jurisdiction.

Affirmation

41.1	A party to this lease shall not be entitled to cancel this lease if, with full knowledge of any repudiation or misrepresentation or breach of covenant, that party affirmed this lease.

Waiver

42.1	NO waiver or failure to act by either party in respect of any breach by the other shall operate as a waiver of another breach.

Land Transfer Title or Mortgagee's consent

43.1
THE Landlord shall not be required to do any act or thing to enable this lease to be registered or be required to obtain the consent of any mortgagee of the property and the Tenant will not register a caveat in respect of the Tenant's interest hereunder.

Notices

44.1	ALL notices must be in writing and must be served by one of the following means:

(a)	In the case of a notice given under Section 118 of the Property Law Act 1952 in the manner prescribed by Section 152 of that Act; and

(b)	In all other cases by personal delivery, or by posting by registered or ordinary mail, or by facsimile, or by e-mail.

44.2	In respect of the means of service specified in clause 44.1(b), a notice is deemed to have been served:

(a)	in the case of personal delivery, when received by the addressee;

(b)	in the case of posting by mail, on the second working day following the date of posting to the addressee's last known address in New Zealand;

(c)	in the case of facsimile transmission, when sent to the addressee's facsimile number; or

(d)	in the case of e-mail, when acknowledged by the addressee by return e-mail or otherwise in writing.

44.3
In the case of a notice to be served on the Tenant, if the Landlord is unaware of the Tenant's last known address in New Zealand or the Tenant's facsimile number, any notice placed conspicuously on any part of the premises shall be deemed to have been served on the Tenant on the day on which it is affixed.

44.4	A notice shall be valid if given by any director, general manager, solicitor or other authorised representative of the party giving the notice.

44.5
For the purposes of this clause a working day means any day on which registered banks are open in the province where the property is situated, other than a Saturday or Sunday.  Notices served after 5pm on a working day, or on a day which is not a working day, shall be deemed to have been served on the next succeeding working day.

Arbitration

45.1
UNLESS any dispute or difference is resolved by mediation or other agreement, the same shall be submitted to the arbitration of one arbitrator who shall conduct the arbitral proceedings in accordance with the Arbitration Act 1996 and any amendment thereof or any other statutory provision then relating to arbitration.

45.2
IF the parties are unable to agree on the arbitrator, an arbitrator shall be appointed, upon request of any party, by the President or Vice President for the time being of the District Law Society of the district within which the premises are situated.  That appointment shall be binding on all parties to the arbitration and shall be subject to no appeal.  The provisions of Article 11 of the First Schedule of the Arbitration Act 1996 are to be read subject hereto and varied accordingly.

45.3
THE procedures prescribed in this clause shall not prevent the Landlord from taking proceedings for the recovery of any rent or other monies payable hereunder which remain unpaid or from exercising the rights and remedies in the event of such default prescribed in clauses 28.1 and 29.1 hereof.

Interpretation

46.1	IN this lease:

(a)	"the Landlord" and "the Tenant" means where appropriate the executors, administrators, successors and permitted assigns of the Landlord and the Tenant;

(b)
"the property" and "the building" mean the land and building(s) of the Landlord which comprise or contain the premises.  Where the premises are part of a unit title development the words "the property" mean the land and building(s) comprised in the development;

(c)	"the common areas" means those parts of the property the use of which is necessary for the enjoyment of the premises and which is shared with other tenants and occupiers;

(d)	"GST" means the Goods and Services Tax;

(e)	"structural repair, alteration or addition" means a repair, alteration or addition to the structure or fabric of the building but excluding building services;

(f)	"renewal" means the granting of a new lease as provided for in clause 34.1;

(g)	Whenever words appear in this lease that also appear in the First Schedule then those words shall mean and include the details supplied after them in the First Schedule;

(h)	Where the context requires or admits, words importing the singular shall import the plural and vice versa;

(i)	"those for whom the Tenant is responsible" includes the Tenant's agents employees contractors or invitees.

ADDITIONAL CLAUSES

47.
In addition to the Landlords obligations in clause 11.1 the Landlord shall at its cost keep and maintain the building in a watertight condition.  Subject to the landlord's obligation to keep the premises watertight, the Tenant under the first schedule of the lease will be liable for the usual cleaning, maintenance and repair charges to the exterior.

48.
Except in respect of the Tenants obligations in clause 32.1 and 32.2 the Landlord agrees to repair all damage not caused by fair wear and tear at the expiry of the lease term based on an agreed standard at the beginning of the lease term.

49.	The Tenant agrees to reinstate the opening created between the two warehouses and any electrical work required to return the property back to two separate tenancies at the expiry of the lease.

50.	The Tenant may construct a false wall over the roller door in the premises and shall if required by the Landlord remove and make good any damage to the premises at the end of the lease term.

50.	The Guarantor warrants to guarantee the rental under this lease up to a maximum liability of 12 months rental.

THIRD SCHEDULE

GUARANTEE

IN CONSIDERATION of the Landlord entering into the lease at the Guarantor's request the Guarantor:

(a)	guarantees payment of the rent and the performance by the Tenant of the covenants in the lease, and

(b)	indemnifies the Landlord against any loss the Landlord might suffer should the lease be lawfully disclaimed or abandoned by any liquidator, receiver or other person.

Provided however the liability of the Guarantor under this Guarantee and Indemnity is limited to an amount equal to 12 months rental.

THE GUARANTOR covenants with the Landlord that:

1.
NO release delay or other indulgence given by the Landlord to the Tenant or to the Tenant's successors or assigns or any other thing whereby the Guarantor would have been released had the Guarantor been merely a surety shall release prejudice or affect the liability of the Guarantor as a guarantor or as indemnifier.

2.
AS between the Guarantor and the Landlord the Guarantor may for all purposes be treated as the Tenant and the Landlord shall be under no obligation to take proceedings against the Tenant before taking proceedings against the Guarantor.

3.	THE guarantee is for the benefit of and may be enforced by any person entitled for the time being to receive the rent.

4.	AN assignment of the lease and any rent review in accordance with the lease shall not release the Guarantor from liability.

5.	SHOULD there be more than one Guarantor their liability under this guarantee shall be joint and several.

6.	THE Guarantee shall extend to any holding over by the Tenant.

Dated

Between

Lionel Cranston JOYCE and Kevin George OGLES as trustees of the First Five Trust

Landlord

and

Pure Depth Incorporated Limited

Tenant

DEED OF LEASE

Landlord's solicitor:

KEVIN OGLES & ASSOCIATES
LAWYERS
PO Box 24 059
ROYAL OAK
AUCKLAND